UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR SECTION 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 26, 2011

Teledyne Technologies Incorporated
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-15295 (Commission File Number)	25-1843385 (I.R.S. Employer Identification No.)

1049 Camino Dos Rios Thousand Oaks, California (Address of principal executive offices)	91360 (Zip Code)
Registrant’s telephone number, including area code: (805) 373-4545
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers
On April 26, 2011, the Personnel and Compensation Committee of Teledyne Technologies Incorporated (“Teledyne”) adjusted the performance targets for revenue and operating profit under the 2009-2011 cycle of the Teledyne Performance Share Program (PSP) to reflect the completion of the sale of Teledyne’s piston engines businesses, which comprised Teledyne’s former Aerospace Engines and Components segment, on April 19, 2011, and the restatement of prior year financial data to classify the Aerospace Engines and Components segment as discontinued operations. The adjusted revenue target for the 2009-2011 PSP cycle is an aggregate of $5.72 billion for the three year performance period and the adjusted operating profit target for the 2009-2011 PSP cycle is an aggregate of $551.0 million for the three year performance period. Results from the former Aerospace Engines and Components segment during the performance period, as well as any gain on the sale of the piston engines businesses, will consequently be disregarded in determining whether performance targets under the PSP are met. These performance targets are used by Teledyne solely for compensation purposes and should not be understood to be management’s expectations or guidance relating to future financial performance.

Item 5.07.	Submission of Matters to a Vote of Security Holders
(a)-(b) The 2011 Annual Meeting of Stockholders of Teledyne was held on April 27, 2011. The following actions were taken at the Annual Meeting, for which proxies were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended:
1.	The three nominees proposed by the Board of Directors were elected as Class III directors for a three-year term expiring at the 2014 Annual Meeting by the following votes:

Name	For	Withheld	Broker Non-Votes
Roxanne S. Austin	31,264,783	1,257,920	1,833,534
Frank V. Cahouet	31,332,750	1,189,953	1,833,534
Kenneth C. Dahlberg	30,688,224	1,834,479	1,833,534
Other continuing directors include (1) Class I directors, Simon M. Lorne, Paul D. Miller and Wesley W. von Schack, whose terms expire at the 2012 Annual Meeting, and (2) Class II directors, Charles Crocker, Robert Mehrabian and Michael T. Smith, whose terms expire at the 2013 Annual Meeting.

2.	A proposal to ratify the appointment of Ernst & Young LLP as Teledyne’s independent registered public accounting firm for 2011 was approved by a vote of 33,005,706 “for” versus 1,305,973 “against.” There were 44,558 abstentions and no broker non-votes with respect to this action.

3.	The proposal to approve the non-binding advisory resolution on Teledyne’s executive compensation was approved by a by a vote of 30,108,900 “for” versus 2,202,108 “against.” There were 211,695 abstentions and 1,833,534 broker non-votes with respect to this action.

4.	The number of votes cast for the respective options for the non-binding advisory vote on the frequency of future stockholder votes on the Corporation’s executive compensation was as follows:

Number of Votes
1 Year	26,130,713
2 Years	827,399
3 Years	5,350,495
There were 214,096 abstentions and 1,833,534 broker non-votes with respect to this action.
(d) On April 27, 2011, the Board of Directors of Teledyne considered the stockholder vote regarding the frequency of future stockholder advisory votes on executive compensation and determined that Teledyne will hold an advisory vote on its executive compensation every year until the next required vote on the frequency of future votes on executive compensation.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELEDYNE TECHNOLOGIES INCORPORATED
By:	/s/ Dale A. Schnittjer
Dale A. Schnittjer
Senior Vice President and Chief Financial Officer

Dated April 27, 2011